Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Contrarian Fund, a series of Scudder Value Series, Inc., on Form N-CSR of the Scudder Contrarian Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                         /s/Richard T. Hale
                                                         -----------------------
                                                      Richard T. Hale
                                                      Chief Executive Officer
                                                      Scudder Contrarian Fund, a
                                                      series of Scudder Value
                                                      Series, Inc.


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Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Contrarian Fund, a series of Scudder Value Series, Inc., on Form N-CSR of the Scudder Contrarian Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                         /s/Charles A. Rizzo
                                                         -----------------------
                                                      Charles A. Rizzo
                                                      Chief Financial Officer
                                                      Scudder Contrarian Fund, a
                                                      series of Scudder Value
                                                      Series, Inc.